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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                                 April 15, 2005

                              MYMETICS CORPORATION
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       000-25132                     25-1741849
   ----------                      ---------                     ----------
   (State of                      (Commission                   (IRS Employer
 Incorporation)                   File Number)               Identification No.)

                            14, Rue de la Colombiere
                           CH-1260 Nyon (Switzerland)
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                               011-41-22-363-13-10
                            ------------------------
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On April 9, 2005, on management's recommendation, Mymetics Corporation (the "Company"), in consultation with Peterson Sullivan PLLC, the Company's independent auditors, concluded that the Company's financial statements for 2001 and the interim periods contained therein no longer should be relied upon. Additionally, Peterson Sullivan PLLC has notified the Company that the previously issued audit opinion on these financial statements, which is dated March 8, 2002 should not be relied upon and is immediately withdrawn. The Company evaluated the application of certain accounting estimates that resulted in an error in the Company's financial statements as addressed in Accounting Principles Board Opinion No. 20. Management's conclusion regarding reliance upon these previously issued financial statements was also discussed with and confirmed by the Audit Committee of the Board of Directors of the Company.

The error in such previously issued financial statements relates to the accounting for warrants issued in 2001 in connection with a credit facility.

The Company will not file with the Securities and Exchange Commission an amended Form 10-K for 2001 and amended Forms 10-Q for the interim periods contained therein because the Company has included all applicable changes in its Form 10-K for the year ended December 31, 2004, which has been filed now that the Company's analysis is completed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.

             Not  applicable.

     (b)     Pro  Forma  Financial  Information.

             Not  applicable.

     (c)     Exhibits.

             None.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             By:  /s/ Ernest Luebke
                                                  ----------------------------
                                             Ernest Luebke
                                             Chief Financial Officer
                                             MYMETICS CORPORATION


Date: April 15, 2005